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                                                                   EXHIBIT 10.12

                         MATERIALS PROCUREMENT AGREEMENT

                                 BY AND BETWEEN

                      CHINA NETCOM (GROUP) COMPANY LIMITED

                                       AND

                 CHINA NETWORK COMMUNICATIONS GROUP CORPORATION

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                         MATERIALS PROCUREMENT AGREEMENT

      THIS AGREEMENT is made and entered into on [-], 2004 in Beijing, People's Republic of China ( "PRC") by and between the following parties:

      Party A:                 China Netcom (Group) Company Limited

      Address: Building C, No.156, Fuxingmennei Avenue, Xicheng District, Beijing, PRC


      Legal representative:Zhang Chun Jiang

      Party B:                 China Network Communications Group Corporation

      Address:                 No.156, Fuxingmennei Avenue, Xicheng District,
                               Beijing, PRC

      Legal representative:    Zhang Chun Jiang

      On the basis of equality and reasonableness, after friendly negotiation, both Party A and Party B reached the following agreement in respect of the relevant matters in relation to Party B (including the branches and subsidiaries of Party B and other units controlled by Party B; the definitions employed below are the same) providing materials procurement services (hereinafter referred to as the "Materials Procurement Services") and the related storage, warehousing and transportation services to Party A (including the branches and subsidiaries of Party B and other units controlled by Party B; the definitions employed below are the same). and that Party A's procurement of some kinds of materials directly from Party B (hereinafter referred to as the "Direct Materials Procurement"):

1.    BASIC PRINCIPLES

1.1 In respect of the materials procurement services and the related storage, warehousing and materials procurement services provided by Party B to Party A as well as the self-operated materials sold directly from Party B to Party A under this Agreement, Party B shall have the right to receive reasonable service charges or payments for materials as priced in accordance with the stipulations of this Agreement. Party A shall fulfill its corresponding obligations of payment.

1.2 The conditions of the materials procurement services and the related storage, warehousing and materials procurement services provided by Party B to Party A as well as the self-operated materials sold directly from Party B to Party A shall not be inferior to the conditions of the same or similar services or materials that Party B provides to any third party.

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1.3   If Party B fails to provide the materials procurement services and the related storage, warehousing and transportation services or materials under this Agreement for reasons not because of its own fault or if it fails to provide such services or materials completely, Party B shall inform Party A in writing immediately and Party B shall make its best endeavour to assist Party A in obtaining the same or similar services or materials through other channels.

1.4 In providing the materials procurement services and the related storage, warehousing and transportation services or materials provided by Party B to Party A as well as the self-operated materials sold directly from Party B to Party A under this Agreement must comply with the purposes agreed by both parties and the relevant standards prescribed by the State.

1.5 For any loss one party causes to the other party under this agreement due to breach of terms of this agreement, the party in breach should bear the responsibility of making timely and complete compensation for breach of contract to the other party, including, but not limit to, direct or indirect losses caused to the other party due to breach of contract. However, the party in breach is not responsible for loss caused to the other party due to force majeure.

1.6 In the course of either party performing its duties under this Agreement, the other party should provide reasonable and necessary assistance to that party.

2. BASIC CONTENT OF MATERIALS PROCUREMENT SERVICES, DIRECT MATERIALS PROCUREMENT AND RELATED WAREHOUSING AND TRANSPORTATION SERVICES

2.1 The materials procurement services provided by Party B to Party A under this Agreement include but are not limited to:

      (1)   imported telecommunications materials procurement;

      (2)   domestic telecommunications materials procurement;

      (3)   domestic non-telecommunications materials procurement.

            The above-mentioned procurement services include tender management, technical specifications review and approval and installation services.

2.2 The products Party B sells directly to Party A are mainly cables, modems and yellow pages telephone directories, etc.

2.3 Party B also provides Party A with the storage, warehousing, transportation services related to materials procurement services and direct purchase of materials.

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3.    PRICING PRINCIPLES

3.1 The amount determined for the commissions for the domestic materials procurement services and the standardized charges therefor under this Agreement shall not exceed 3% of the contract volume of the relevant materials procurement.

3.2 The amount determined for the commissions for the imported materials procurement services and the standardized charges therefor under this Agreement shall not exceed 1% of the contract volume of the relevant materials procurement.

3.3 The pricing criteria in respect of part of the direct purchase of materials sold by Party B to Party A as set forth under this Agreement shall be governed by the principle in this provision and in the following order: those that are fixed by the State shall follow the government-fixed price; those that have the government guidance price shall follow the said guidance price; those that have no fixed price nor government guidance price yet have a market price shall follow the market price; those that none of the above said is applicable shall follow the pricing method agreed upon by both parties, however, the said pricing method should be calculated with regard to the reasonable cost and reasonable profit of the service, whereby "reasonable cost" means the cost agreed by both parties.

         The "State Rate" follows the Pricing Law of the People's Republic of China, which is set by the governmental pricing department or other related departments based on the pricing limits and range.

      The "government guidance price" follows the Pricing Law of the People's Republic of China, which provides guidance to business operators by the governmental pricing department or other related departments based on the pricing limits, basic price range and its floating range.

The "Market Rate" means the rate determined by the business operator and attained through market competition. The market price shall be determined by the following order: (1) the rate charged by any independent third party providing the same kind of service in the same or surrounding area under normal situation; or (2) the rate charged by any independent third party providing the same kind of service within China under normal situation.

3.4 The prices and / or criteria of pricing in respect of the commission for the related storage, warehousing and transportation in relation to the materials procurement services and the direct materials procurement should be determined according to the market prices. The market prices referred herein means the prices set out by the business operators on their own through the market competitions.and should be set out in the following sequence: (1) the prices charged by an independent third party in respect of providing those services under normal circumstances of transaction in its region of provision or other nearby regions; or (2) the prices charges by an independent third party in respect of providing those service under normal circumstances of transaction in the territory of PRC.

3.5 Party B and Party A can enter into a separate execution document, which should stipulate clearly the actual services or materials in which Party A needs at that time and they should also stipulate the binding principles, criteria and conditions under this Agreement.

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3.6   The specific amount of service charge agreed upon under this Agreement shall from time to time be calculated by the accounting principle applicable in China (if applicable).

3.7 Both parties shall, before December 31 of every calendar year, conduct a review on the price of every item of service and facility stated in this Agreement for the next accounting year (if necessary).

4.    PAYMENT OF SERVICE CHARGES

4.1 Party A shall, based on the provisions of this Agreement, any supplementary agreement of this Agreement (if any), and in specific execution documents, pay Party B or its trustee service charge in consideration for the services provided by Party B or its trustee.

4.2 If Party A fails to pay on time the said service charge agreed upon under the provisions of this Agreement, any supplementary agreement of this Agreement (if any), and the specific execution documents, Party A shall, for each 1 day (calendar day, and the same applies below) late, pay a late charge penalty of 0.05% of the outstanding balance to Party B; and after 60 days of late payment, Party B is entitled to notify Party A the termination of service; if Party A still fails to pay for the outstanding balance upon 30 days after receiving the written notice to terminate service, Party B shall be entitled to terminate the service immediately. The suspension or termination of such service shall not in any way prejudice or affect the rights and obligations under this Agreement prior to such event.

5.    RIGHTS AND OBLIGATIONS OF BOTH PARTIES

5.1   Rights and Obligations for Party A

5.1.1 Rights of Party A

      (1) Party A (including its subsidiaries, branches and controlled units) has the right to receive the agreed service provided by Party B;

      (2) The auditor of Party A has the right to inspect and examine the accounting books of Party B and its connected persons in relation to the connected transactions under this Agreement.

5.1.2 Obligations of Party A

      (1) Guarantee and/or procure its subsidiaries, branches and all other controlled units to enter into specific execution documents with Party B and its subsidiaries, branches or controlled units in relation to this Agreement and/or any supplementary agreement of this Agreement (if any);

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      (2)      Coordinate with all relating matters with regard to the
            abovementioned specific execution documents;

      (3) Pay the service charge as stated in this Agreement and all other specific execution documents;

      (4) Guarantee to pay for any damage suffered by Party B or counter party of specific execution documents that is caused by the breach of Party A of any provisions in this Agreement and specific execution documents.

5.2   Rights and Obligations of Party B

5.2.1 Rights of Party B

      (1) Party B is entitled to the service charge agreed upon under this Agreement;

      (2) Right to provide the same or similar service to a third party, on the condition that Party B continues to provide the same service agreed upon under this Agreement.

5.2.2 Obligations of Party B

      (1) Guarantee and/or prompt its subsidiaries, branches and all other controlled units to enter into specific execution documents with Party A and its subsidiaries, branches or its other controlled units in relation to this Agreement and/or any supplementary agreement of this Agreement (if any);

      (2) Provide the services and monitor the services provided by its subsidiaries, branches and other controlled units at a good quality according to the provisions of this Agreement;

      (3) Coordinate with all relating matters with regard to the abovementioned specific execution documents;

      (4) Guarantee to pay for any damage suffered by Party A or counter party of specific execution documents that is caused by the breach of Party B of any provisions in this Agreement and all other specific execution documents;

      (5) Agree to provide the auditor of Party A the accounting books of Party B and its connected persons in relation to the connections transactions under this Agreement.

5.3 It is agreed that both parties will take further actions to ensure the realization of the principles and

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      provisions in this Agreement. It is further agreed that both parties will ensure that, Party A, being a subsidiary of a company to be listed or listed, China Netcom Group (Hong Kong) Limited (hereinafter "Listing Company"), shall comply with the Listing Rules of the Hong Kong Stock Exchange for connected transactions.

6     PREFERENTIAL RIGHT

6.1 For the same service or materials, if an independent third party cannot offer better conditions and terms than Party B, Party A can grant Party B preferential right.

6.2 Party B undertakes to Party B that Party B shall not offer the same or similar services and materials stated under this Agreement to a third party at terms more favorable than those offered to Party A.

6.3 Party B has the right to provide the same or similar service to a third party, on the condition that Party B continues to provide the same service and materials agreed upon under this Agreement.

1.    TERM

7.1 This Agreement shall come into effect once signed by the legal representatives or authorized representatives of both Parties and affixed with their official seals. This Agreement shall be effective till June 30, 2007. If Party A wishes to renew this Agreement and notifies Party B with 3 month's notice, this Agreement shall be renewed automatically for another 3 years on the same terms. There are no limits on the number of renewal.

2.    REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

      Each party represents, warrants and undertakes to the other party that:

      (1) It is an independent legal person existing in accordance with the laws of PRC, and have the power and authority (including but not limited to any approval, consents or permission granted by the government departments to enter into and perform this Agreement);

      (2) No provision in this Agreement violates the constitutive documents or the laws and regulations of China;

      (3) It will use its best endeavors to take all necessary and procure appropriate or advantageous measures to perform this Agreement and to make this Agreement effective in accordance with the law and regulations of China and this Agreement.

3.    FORCE MAJEURE

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9.1   In the event of Force Majeure that causes both Parties or either Party to fail completely or partially in performing the obligations under this Agreement, that said Party is not liable for breach of agreement. However, in the event of such an incident, the affected party shall inform the other party by written notice within 15 days after the said incident and provide relevant proof and evidence to the other Party. At the same time, the affected party shall use its best endeavors to minimize the damage caused by the Force Majeure event. The affected Party or both Parties shall resume its obligations under this Agreement once the Force Majeure event has ended within a reasonable time.

9.2 Force Majeure in this Agreement means all objective situations that are unforeseeable, unavoidable and that cannot be overcome.

4.    CONFIDENTIALITY

10.1 Unless with written approval by the other party, neither party can announce nor supply or reveal to any third party any information regarding this Agreement or the business information of the other party, with the exception of requests by the legal or governmental departments or any other relevant securities regulatory authorities or for the purpose of the Listing Company seeking listing (and remain as one).

5.    TRANSFER OF RIGHTS AND OBLIGATIONS

11.1 Without the written approval of the other party, neither party may transfer any single right and obligation as agreed upon under this Agreement.

6.    NON-WAIVER

12.1 Unless otherwise specified by law, the failure or delay of exercising the right, power or privilege as endowed by this Agreement on the part of any Party cannot be deemed as the waiver of such rights, power or privileges. Besides, the partial exercise of such rights, power or privileges should not hinder the exercise of such rights, power or privileges of this Party in the future.

7.    NOTICE

13.1 All notices required to be delivered pursuant to this Agreement shall be in writing, and delivered to the address as stated at the beginning part of this Agreement, or to addresses or facsimile numbers designated by one Party to the other Parties in writing from time to time.this Agreement.

13.2 Any notice above shall be delivered either by hand, registered mail, or facsimile. Any notice shall be deemed to have been delivered at the time of actual receipt if delivered by hand; on the date of return receipt if delivered by registered mail; and at the time of transmission if delivered by facsimile.

8.    DISPUTE RESOLUTION

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14.1  In case of disputes as to the power, interpretation or implementation of this Agreement, both parties shall seek to settle the matters of dispute by friendly negotiation. If the matters of dispute cannot be settled by negotiation within thirty (30) days from the day the matters of dispute arise, either party has the right to resort to litigation at the people's court which has jurisdiction over where Party A situates.

9.    MISCELLANEOUS

15.1 Without written confirmation from both parties, no party can change or amend this Agreement. Upon the agreement of both parties, both parties can amend this Agreement or enter into supplementary agreement to this Agreement. The amendments or supplementary agreements of this Agreement shall come into effect once signed by the legal representatives or authorized representatives of both Parties and affixed with their official seals.

15.2 This Agreement is severable, that is, if any provision of this Agreement is held to be void, illegal, void or unenforceable at any time, the effectiveness and performance of other provisions of this Agreement shall not be affected.

15.3 This Agreement shall be governed and interpreted in accordance with the laws of PRC.

15.4 This Agreement is made into four (4) duplicate originals. Each party holds two (2) copies, and each copy shall have the same legal binding effect.

IN WITNESS WHEREOF, the legal representatives or authorized representatives of the both Parties hereto have executed this Agreement as of the date and venue first written above..

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Signature Page

      PARTY A: CHINA NETCOM (GROUP) COMPANY LIMITED (SEAL)

      By :______________
      Legal representative or Authorized representative_

      PARTY B: CHINA NETWORK COMMUNICATIONS GROUP CORPORATION (SEAL)

      By :______________
      Legal representative or Authorized representative

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